Filed Pursuant To Rule 433

Registration No. 333-238478

June 5, 2020

ETF Data May 2020 Trading Report Capital Markets Group Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. US Core SPY SPDR® S&P 500® ETF Trust 0.01 0.00 0.01 95,589,220 27,845,125,086 169,186,763 1,873 1,208 545,836 341,496 187 1.68 204,822,476 MDY SPDR S&P MIDCAP 400® ETF Trust 0.09 0.03 0.21 1,527,801 461,468,751 2,002,288 502 709 151,940 199,109 91 2.41 3,125,246 SLY SPDR S&P® 600 Small Cap ETF 0.10 0.19 0.17 141,853 7,515,442 226,878 1,385 1,041 73,954 53,888 242 2.86 14,830 DIA SPDR Dow Jones® Industrial Average 0.03 0.01 0.04 4,485,785 1,089,131,855 7,671,382 844 569 205,273 134,292 137 1.64 9,642,762 ETF Trust SPTM SPDR Portfolio S&P 1500 Composite Stock 0.01 0.03 0.03 643,981 22,880,717 1,115,277 4,694 3,659 167,454 125,720 285 1.63 227,242 Market ETF SPSM SPDR S&P 600 Small Cap ETF 0.03 0.13 0.05 708,068 17,313,167 1,209,485 3,783 3,369 91,813 80,205 339 2.98 61,018 SPLG SPDR Portfolio S&P 500 ETF 0.01 0.03 0.01 3,129,864 107,295,025 5,634,570 52,748 42,525 1,808,297 1,409,249 618 1.58 157,168 SPMD SPDR S&P 400 Mid Cap ETF 0.01 0.04 0.03 1,077,606 31,586,520 1,735,528 12,193 9,099 358,573 255,788 318 2.38 126,027 SPYX SPDR S&P 500 Fossil Fuel Reserves Free ETF 0.04 0.06 0.09 33,480 2,391,008 59,205 507 528 36,512 36,180 121 1.50 30,436 SHE SPDR SSGA Gender Diversity Index ETF 0.05 0.07 0.12 14,832 1,008,933 16,243 470 763 31,815 47,385 139 1.39 2,902 US Style SPYG SPDR Portfolio S&P 500 Growth ETF 0.01 0.02 0.02 2,688,789 111,705,233 4,028,036 14,567 7,692 607,753 311,618 302 1.68 633,029 SPYV SPDR Portfolio S&P 500 Value ETF 0.01 0.04 0.02 2,618,586 73,690,002 3,463,720 21,138 12,306 596,473 344,809 602 1.69 547,466 MDYG SPDR S&P 400 Mid Cap Growth ETF 0.07 0.14 0.13 680,184 34,716,860 444,127 1,544 1,408 77,542 67,063 427 2.01 20,294 MDYV SPDR S&P 400 Mid Cap Value ETF 0.04 0.10 0.08 138,703 5,589,655 343,931 1,085 860 43,294 33,729 247 2.73 48,409 SLYG SPDR S&P 600 Small Cap Growth ETF 0.09 0.18 0.14 186,896 9,731,067 306,743 1,914 1,570 97,489 77,310 187 2.70 16,678 SLYV SPDR S&P 600 Small Cap Value ETF 0.07 0.15 0.11 331,669 14,906,464 616,255 1,813 1,537 80,802 68,167 199 3.30 65,417 US Sector XLC The Communication Services Select 0.01 0.02 0.01 4,363,505 227,572,956 5,369,509 6,165 3,848 321,999 190,600 224 1.92 2,441,459 Sector SPDR Fund XLY The Consumer Discretionary Select 0.01 0.01 0.02 5,019,588 590,417,261 6,334,140 1,771 1,058 207,867 118,592 104 1.91 5,128,390 Sector SPDR Fund Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. US Sector (cont’d) XLP The Consumer Staples Select Sector 0.01 0.02 0.01 12,412,655 717,101,988 17,760,191 20,159 10,326 1,165,733 598,727 236 1.42 12,165,941 SPDR Fund XLE The Energy Select Sector SPDR Fund 0.01 0.03 0.01 29,049,636 1,101,000,925 39,577,392 21,987 13,814 839,279 492,895 249 3.55 34,380,974 XLF The Financial Select Sector SPDR Fund 0.01 0.05 0.01 69,542,290 1,543,317,660 94,832,537 364,489 236,874 8,051,285 5,265,521 708 2.42 144,273,909 XLV The Health Care Select Sector 0.01 0.01 0.01 12,208,801 1,221,291,314 16,021,030 3,736 2,151 373,718 209,779 137 1.71 17,644,942 SPDR Fund XLI The Industrial Select Sector SPDR Fund 0.01 0.02 0.01 12,455,519 790,384,717 18,004,189 6,783 3,934 429,518 247,749 160 2.15 22,845,127 XLB The Materials Select Sector SPDR Fund 0.01 0.02 0.01 4,829,183 253,156,867 9,537,124 7,973 4,457 417,540 226,910 148 1.96 9,940,309 XLK The Technology Select Sector 0.01 0.01 0.01 11,882,704 1,121,169,462 21,132,970 3,997 2,679 377,560 239,619 143 2.00 7,281,865 SPDR Fund XLU The Utilities Select Sector SPDR Fund 0.01 0.02 0.01 18,048,836 1,013,640,218 24,004,745 8,361 4,966 470,650 284,897 193 2.10 36,635,373 XLRE The Real Estate Select Sector SPDR Fund 0.01 0.03 0.01 6,135,758 199,494,744 10,791,190 28,938 15,849 945,317 527,092 331 2.17 1,326,133 US Industry KBE SPDR S&P Bank ETF 0.01 0.04 0.01 3,643,201 106,621,557 3,511,502 6,773 3,927 196,761 115,151 165 4.27 4,126,263 KCE SPDR S&P Capital Markets ETF 0.11 0.22 0.18 2,840 148,718 7,101 231 252 12,106 12,473 109 1.30 28,782 KIE SPDR S&P Insurance ETF 0.01 0.06 0.03 479,279 12,290,174 469,405 1,913 2,095 49,386 53,281 168 2.81 277,308 KRE SPDR S&P Regional Banking ETF 0.01 0.03 0.01 11,658,797 414,533,643 11,354,395 5,881 4,105 209,510 145,759 178 4.59 29,465,821 XBI SPDR S&P Biotech ETF 0.02 0.02 0.03 7,240,811 733,049,481 8,482,861 611 679 61,831 59,198 129 3.50 59,276,461 XNTK SPDR NYSE Technology ETF 0.05 0.05 0.08 25,139 2,206,274 32,208 680 571 59,648 46,192 94 2.05 12,321 XHB SPDR S&P Homebuilders ETF 0.01 0.03 0.01 2,480,015 95,231,033 2,943,530 3,659 2,660 139,137 93,346 146 3.15 5,075,509 XME SPDR S&P Metals & Mining ETF 0.01 0.05 0.01 2,857,481 56,556,471 2,782,942 14,590 9,488 289,426 179,874 210 3.57 2,199,555 XES SPDR S&P Oil & Gas Equipment & 0.03 0.12 0.04 260,625 7,612,375 850,474 595 24,015 17,543 90,176 109 5.91 191,541 Services ETF XITK SPDR FactSet Innovative Technology ETF 0.13 0.11 0.20 25,391 3,156,116 15,568 243 201 29,936 22,330 81 2.37 7,116 XOP SPDR S&P Oil & Gas Exploration & 0.01 0.02 0.01 8,929,800 460,803,128 30,772,984 1,155 17,606 59,796 211,534 118 5.06 10,658,912 Production ETF XPH SPDR S&P Pharmaceuticals ETF 0.05 0.11 0.07 110,687 4,729,394 142,394 2,168 2,979 92,459 113,620 146 2.22 988,679 XRT SPDR S&P Retail ETF 0.01 0.03 0.01 5,438,881 206,772,545 6,913,299 6,054 5,620 229,707 196,602 164 2.89 21,742,869 XSD SPDR S&P Semiconductor ETF 0.07 0.07 0.11 93,486 9,463,897 109,787 254 268 25,761 24,462 89 2.88 309,816 Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. US Industry (cont’d) XHE SPDR S&P Health Care Equipment ETF 0.16 0.18 0.26 45,644 3,893,815 54,550 630 778 53,845 58,561 103 2.22 715,324 XTL SPDR S&P Telecom ETF 0.21 0.32 0.26 8,760 580,322 10,848 2,430 2,186 162,309 138,432 107 2.08 9,646 XAR SPDR S&P Aerospace & Defense ETF 0.09 0.11 0.14 199,619 15,934,546 271,144 767 843 60,240 65,474 101 2.68 74,497 XHS SPDR S&P Health Care Services ETF 0.16 0.24 0.23 9,010 576,697 11,648 240 185 15,622 11,392 109 2.17 7,967 XSW SPDR S&P Software & Services ETF 0.16 0.16 0.25 31,195 3,085,100 40,483 309 342 30,686 30,242 82 2.37 9,277 XTH SPDR S&P Technology Hardware ETF 0.24 0.36 0.30 1,637 109,094 1,951 740 998 49,999 61,772 79 1.42 1,146 XTN SPDR S&P Transportation ETF 0.07 0.14 0.11 34,963 1,700,490 53,973 664 516 31,846 23,955 112 2.60 41,136 XWEB SPDR S&P Internet ETF 0.13 0.15 0.19 10,550 946,137 6,142 319 523 28,276 36,586 77 1.97 1,574 KOMP SPDR S&P Kensho New Economies 0.07 0.22 0.11 145,206 4,789,168 163,997 2,054 1,499 68,326 46,621 656 1.89 133,367 Composite ETF ROKT SPDR S&P Kensho Final Frontiers ETF 0.07 0.24 0.11 2,657 75,776 4,558 1,266 564 35,899 15,955 66 1.73 364 CNRG SPDR S&P Kensho Clean Power ETF 0.11 0.26 0.15 7,109 305,989 11,785 306 290 13,247 11,933 72 2.57 4,320 SIMS SPDR S&P Kensho Intelligent 0.07 0.28 0.11 3,650 99,444 4,617 1,760 1,119 46,932 28,745 124 1.82 105 Structures ETF HAIL SPDR S&P Kensho Smart Mobility ETF 0.07 0.29 0.09 3,484 88,168 4,246 1,735 1,365 44,037 32,866 73 1.52 602 FITE SPDR S&P Kensho Future Security ETF 0.08 0.22 0.12 4,659 160,438 6,077 3,174 1,623 109,230 54,231 114 1.36 358 Real Estate Equities RWR SPDR Dow Jones REIT ETF 0.05 0.07 0.10 263,229 19,212,991 242,748 2,121 1,305 156,422 97,863 171 2.57 30,130 RWO SPDR Dow Jones Global Real Estate ETF 0.05 0.12 0.10 314,821 11,659,516 477,740 789 740 29,137 28,350 173 1.89 342,666 RWX SPDR Dow Jones International Real 0.02 0.07 0.04 651,689 18,040,564 831,559 1,755 1,584 48,608 45,792 263 1.20 685,471 Estate ETF Global Equities DGT SPDR Global Dow ETF 0.13 0.18 0.17 3,604 261,893 6,880 322 314 23,534 22,343 98 1.14 691 GII SPDR S&P Global Infrastructure ETF 0.07 0.16 0.10 29,848 1,257,706 49,001 1,002 931 41,753 38,669 186 1.43 3,537 GNR SPDR S&P Global Natural Resources ETF 0.05 0.13 0.11 266,719 9,429,582 430,411 672 907 23,717 29,749 270 1.72 100,658 CWI SPDR MSCI ACWI ex-US ETF 0.03 0.16 0.05 411,069 8,659,416 808,065 2,565 3,231 54,110 67,602 509 1.32 43,637 SPGM SPDR Portfolio MSCI Global Stock 0.13 0.35 0.16 116,358 4,419,841 74,243 436 495 16,169 17,433 469 1.35 3,077 Market ETFSource : NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. Global Equities (cont’d) EFAX SPDR MSCI EAFE Fossil Fuel Reserves 0.24 0.39 0.32 10,982 653,278 9,903 234 290 14,071 16,918 819 0.62 23,182 Free ETF SPDW SPDR Portfolio Developed World 0.01 0.04 0.02 3,454,126 88,859,189 5,248,520 33,535 18,904 863,240 481,380 562 1.21 1,431,949 ex-US ETF GWX SPDR S&P International Small Cap ETF 0.07 0.27 0.11 139,697 3,576,845 309,323 976 1,326 25,045 31,732 308 1.23 35,805 LOWC SPDR MSCI ACWI Low Carbon Target ETF 0.13 0.15 0.15 6,187 525,559 11,198 440 404 38,138 33,628 88 0.85 209 International Developed Equities — Region/Country FEZ SPDR EURO STOXX 50® ETF 0.01 0.03 0.01 3,877,283 121,169,321 3,738,993 37,385 21,922 1,160,193 672,789 326 1.58 5,450,065 SPEU SPDR Portfolio Europe ETF 0.10 0.34 0.14 103,321 2,935,069 93,004 889 939 25,677 26,297 516 1.21 2,048 SMEZ SPDR EURO STOXX® Small Cap ETF 0.06 0.13 0.11 1,330 68,577 2,121 244 280 12,644 13,793 106 0.66 1,002 Emerging Market Equities SPEM SPDR Portfolio Emerging Markets ETF 0.01 0.03 0.01 1,740,700 53,606,711 2,839,216 9,753 5,241 300,039 160,035 339 1.31 303,032 GMF SPDR S&P Emerging Asia Pacific ETF 0.20 0.22 0.32 42,354 3,865,725 43,827 956 752 87,389 66,970 175 1.09 81,994 EEMX SPDR MSCI Emerging Markets Fossil Fuel 0.10 0.18 0.13 2,698 146,086 5,515 235 266 12,792 14,196 108 0.92 3,450 Reserves Free ETF EWX SPDR S&P Emerging Markets Small 0.06 0.16 0.09 104,769 3,846,211 255,131 647 684 23,903 24,332 191 1.11 24,379 Cap ETF GXC SPDR S&P China ETF 0.19 0.20 0.26 94,192 8,928,288 102,997 301 327 29,066 30,881 149 1.39 11,849 Advanced Beta — Income EDIV SPDR S&P Emerging Markets 0.06 0.24 0.09 58,849 1,411,895 116,075 1,004 1,450 24,036 33,517 216 1.38 12,285 Dividend ETF DWX SPDR S&P International Dividend ETF 0.06 0.19 0.08 88,155 2,784,143 158,432 1,860 1,374 58,749 43,352 225 1.17 5,376 SDY SPDR S&P Dividend ETF 0.03 0.03 0.06 814,983 70,309,205 1,195,666 2,166 1,702 185,642 143,776 152 2.20 29,952 WDIV SPDR S&P Global Dividend ETF 0.09 0.19 0.12 35,213 1,771,318 48,570 696 690 35,074 35,005 236 1.32 1,023 SPYD SPDR Portfolio S&P 500 High 0.01 0.04 0.01 1,678,578 45,077,808 2,072,352 14,129 6,936 380,219 188,010 175 2.45 375,441 Dividend ETF Advanced Beta — Multi Factor ZCAN SPDR Solactive Canada ETF 0.07 0.14 0.08 3,692 186,524 3,112 599 594 30,576 28,969 113 0.78 626 ZDEU SPDR Solactive Germany ETF 0.06 0.11 0.08 1,987 95,898 1,517 1,000 988 48,390 45,840 105 0.68 5,234 ZHOK SPDR Solactive Hong Kong ETF 0.28 0.50 0.30 2,623 143,123 3,743 308 423 16,973 23,075 99 0.73 23,247 Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. Advanced Beta — Multi Factor (cont’d) ZJPN SPDR Solactive Japan ETF 0.08 0.11 0.11 77 5,243 1,117 604 576 41,840 38,136 10 0.21 80 ZGBR SPDR Solactive United Kingdom ETF 0.08 0.20 0.11 2,178 83,728 4,580 598 597 23,063 22,526 135 0.43 4,459 QEFA SPDR MSCI EAFE StrategicFactorsSM ETF 0.34 0.61 0.39 42,977 2,411,731 77,941 1,468 1,382 82,838 75,856 208 1.22 26,906 QWLD SPDR MSCI World StrategicFactorsSM ETF 0.17 0.23 0.24 1,105 84,768 2,500 1,011 977 76,571 71,358 95 0.37 2 QEMM SPDR MSCI Emerging Markets 0.27 0.54 0.35 7,157 354,911 24,669 751 827 37,225 40,220 127 1.23 2,022 StrategicFactorsSM ETF QUS SPDR MSCI USA StrategicFactorsSM ETF 0.05 0.06 0.09 47,316 4,025,073 141,288 778 549 66,141 45,434 203 1.30 10,366 Advanced Beta — Single Factor SPYB SPDR S&P 500 Buyback ETF 0.14 0.26 0.23 19,456 1,125,694 14,677 1,067 2,034 59,522 109,161 116 2.18 26,561 VLU SPDR S&P 1500 Value Tilt ETF 0.43 0.47 0.49 2,606 243,480 3,994 929 1,468 85,854 129,802 136 1.20 4,802 MMTM SPDR S&P 1500 Momentum Tilt ETF 0.40 0.32 0.49 7,952 1,011,648 8,505 1,767 1,396 222,306 170,227 206 1.10 17,778 LGLV SPDR SSGA US Large Cap Low Volatility 0.07 0.07 0.15 82,661 8,091,392 163,503 838 669 82,136 64,827 152 1.50 12,699 Index ETF SMLV SPDR SSGA US Small Cap Low Volatility 0.25 0.36 0.39 25,181 1,775,221 48,612 278 310 19,478 22,557 173 2.91 22,364 Index ETF ONEY SPDR Russell 1000 Yield Focus ETF 0.17 0.30 0.27 2,840 153,505 7,504 328 337 17,794 18,119 100 2.11 12,612 ONEO SPDR Russell 1000 Momentum 0.11 0.18 0.17 2,191 138,666 4,007 630 342 39,965 21,097 96 1.07 39,679 Focus ETF ONEV SPDR Russell 1000 Low Volatility 0.08 0.12 0.14 8,999 622,579 17,921 354 292 24,546 19,630 101 1.43 408 Focus ETF Advanced Beta — Fixed Income DWFI SPDR Dorsey Wright® Fixed Income 0.03 0.12 0.05 65,401 796,036 104,434 7 6 14,771 13,181 471 1.18 259 Allocation ETF SPBO SPDR Portfolio Corporate Bond ETF 0.04 0.11 0.05 92,314 3,129,194 92,300 923 685 31,447 22,970 612 0.54 57,060 Fixed Income — US Government BIL SPDR Bloomberg Barclays 1–3 Month 0.01 0.01 0.01 3,443,442 315,198,867 5,859,288 1,872,206 1,157,323 171,374,011 105,951,674 879 0.01 458,698 T-Bill ETF SPTI SPDR Portfolio Intermediate Term 0.01 0.03 0.02 969,582 32,103,825 2,277,673 106,454 54,512 3,526,332 1,801,693 1,110 0.21 249,064 Treasury ETF Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. Fixed Income — US Government (cont’d) SPTL SPDR Portfolio Long Term Treasury ETF 0.03 0.06 0.06 460,530 21,689,190 1,217,555 17,941 11,989 845,377 567,991 340 0.89 300,346 SPIP SPDR Portfolio TIPS ETF 0.01 0.05 0.04 419,924 12,475,074 778,732 11,019 7,239 327,413 214,751 461 0.37 79,909 SPTS SPDR Portfolio Short Term Treasury ETF 0.01 0.03 0.01 1,986,930 61,010,461 5,716,992 548,977 315,821 16,858,451 9,687,186 1,229 0.06 402,328 TIPX SPDR Bloomberg Barclays 1–10 Year 0.02 0.12 0.05 36,391 729,016 133,513 27,656 14,446 554,554 289,749 423 0.22 53,918 TIPS ETF Fixed Income — US Investment Grade CorporatesSPSB SPDR Portfolio Short Term Corporate 0.01 0.03 0.01 1,714,835 53,188,652 2,881,137 13,038 11,209 404,462 346,074 424 0.18 612,980 Bond ETF SPIB SPDR Portfolio Intermediate Term 0.01 0.04 0.03 2,439,216 86,586,463 2,531,107 7,551 4,841 268,147 171,301 503 0.30 1,008,385 Corporate Bond ETF SPLB SPDR Portfolio Long Term Corporate 0.03 0.09 0.04 711,169 21,203,520 940,149 1,552 1,277 46,516 38,145 349 0.83 62,721 Bond ETF FLRN SPDR Bloomberg Barclays Investment 0.01 0.05 0.02 511,033 15,449,186 1,508,159 2,390 5,357 72,236 161,554 449 0.17 365,782 Grade Floating Rate ETF Fixed Income — High Yield JNK SPDR Bloomberg Barclays High Yield 0.01 0.01 0.02 8,004,229 792,294,746 9,671,292 9,583 5,443 950,078 539,499 225 0.75 6,561,023 Bond ETF SJNK SPDR Bloomberg Barclays Short Term 0.01 0.04 0.01 4,353,364 106,372,444 5,604,704 93,633 53,022 2,287,301 1,305,236 519 0.69 3,511,377 High Yield Bond ETF SPHY SPDR Portfolio High Yield Bond ETF 0.07 0.28 0.10 41,415 982,072 87,585 2,650 1,584 63,119 37,519 222 0.72 9,180 Fixed Income — US Mortgage SPMB SPDR Portfolio Mortgage Backed 0.02 0.06 0.02 314,085 8,427,052 682,976 1,616 1,404 43,353 37,368 445 0.35 152,066 Bond ETF Fixed Income — US Aggregate SPAB SPDR Portfolio Aggregate Bond ETF 0.01 0.03 0.03 1,346,666 41,086,092 2,610,921 16,083 11,234 490,821 342,169 449 0.32 321,418 Fixed Income — Hybrids CWB SPDR Bloomberg Barclays Convertible 0.05 0.08 0.05 1,136,782 62,092,425 1,699,335 1,371 1,440 75,020 74,470 216 1.70 498,708 Securities ETF PSK SPDR Wells Fargo® Preferred Stock ETF 0.05 0.11 0.09 213,222 8,860,023 377,969 1,223 993 50,955 40,555 230 0.82 289,368 Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. Fixed Income — Municipal SHM SPDR Nuveen Bloomberg Barclays Short 0.02 0.04 0.04 465,993 23,033,792 805,013 1,971 2,031 97,526 99,543 382 0.21 333,535 Term Municipal Bond ETF TFI SPDR Nuveen Bloomberg Barclays 0.03 0.07 0.08 699,770 35,422,903 1,380,494 1,535 1,175 78,359 59,183 148 0.47 559,140 Municipal Bond ETF HYMB SPDR Nuveen S&P High Yield Municipal 0.08 0.15 0.15 503,724 26,742,851 587,337 613 1,084 32,669 61,043 236 0.87 1,538,314 Bond ETF Fixed Income — International WIP SPDR FTSE International Government 0.08 0.16 0.17 28,512 1,434,618 51,515 367 369 18,363 18,336 166 0.64 13,076 Inflation-Protected Bond ETF BWZ SPDR Bloomberg Barclays Short Term 0.14 0.46 0.19 28,184 840,234 85,636 2,528 7,582 75,349 233,620 286 0.66 3,312 International Treasury Bond ETF BWX SPDR Bloomberg Barclays International 0.03 0.11 0.04 271,021 7,617,072 502,140 894 1,186 25,062 33,422 231 0.61 21,159 Treasury Bond ETF IBND SPDR Bloomberg Barclays International 0.19 0.58 0.21 22,006 707,530 45,982 1,088 946 35,007 30,228 121 0.89 84,578 Corporate Bond ETF EBND SPDR Bloomberg Barclays Emerging 0.03 0.12 0.07 224,473 5,712,984 476,629 1,799 1,488 46,274 37,896 270 0.67 442,237 Markets Local Bond ETF Commodity GLD® SPDR Gold Shares 0.01 0.01 0.02 11,768,734 1,901,948,597 15,132,725 1,480 1,451 239,315 227,343 145 1.04 11,867,587 GLDM SPDR Gold MiniSharesSM Trust 0.01 0.06 0.01 3,209,119 54,886,671 3,264,806 110,373 143,414 1,891,726 2,354,352 996 1.02 1,960,871 NANR SPDR S&P North American Natural 0.10 0.34 0.12 42,452 1,210,220 116,355 1,944 1,201 55,397 31,866 676 1.53 729 Resources ETF Active — Asset Allocation XLSR SPDR SSGA US Sector Rotation ETF 0.07 0.21 0.08 15,125 471,853 17,125 11,107 9,716 344,593 290,413 203 1.33 11,686 FISR SPDR SSGA Fixed Income Sector 0.05 0.17 0.08 9,879 312,542 11,617 5,422 3,770 171,682 117,993 238 0.63 17,867 Rotation ETF RLY SPDR SSGA Multi-Asset Real Return ETF 0.07 0.34 0.11 25,879 528,134 46,464 5,225 4,911 105,895 98,075 236 1.33 5,471 INKM SPDR SSGA Income Allocation ETF 0.04 0.14 0.06 66,070 1,920,352 58,236 1,647 1,416 48,171 41,239 870 0.72 5,318 GAL SPDR SSGA Global Allocation ETF 0.10 0.29 0.17 10,738 377,468 38,562 9,302 7,533 326,667 258,107 249 0.77 568 Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results.

Ticker ETF Name Spread Spread Spread ($) Consolidated Consolidated Consolidated Avg. Avg. Quote Avg. Quote Avg. Quote Avg. Daily Short ($) (%) 3 Month Avg. Daily Average Avg. Daily Quote Size Size ($) Size ($) Trade Volatility Interest as of Avg. Volume Daily Volume ($) Volume Size (Shares) 3 Month Avg. Size (%) 05/15/2020 (Shares) (Shares) (Shares) 3 Month 3 Month Avg. Avg. Active — Equity SYE SPDR MFS Systematic Core Equity ETF 0.09 0.11 0.12 2,099 166,196 4,928 648 337 50,941 25,853 92 1.29 5 SYG SPDR MFS Systematic Growth Equity ETF 0.10 0.11 0.13 1,208 109,317 4,270 420 235 38,022 20,307 68 0.97 4,118 SYV SPDR MFS Systematic Value Equity ETF 0.23 0.40 0.24 1,475 84,179 5,641 443 441 25,616 24,310 84 1.13 83 Active — Fixed Income TOTL SPDR DoubleLine® Total Return 0.03 0.06 0.06 426,692 20,891,768 676,753 1,480 1,072 72,548 52,414 319 0.39 333,498 Tactical ETF EMTL SPDR DoubleLine Emerging Markets 0.20 0.43 0.27 18,700 875,182 25,704 1,326 1,501 62,417 70,563 187 0.21 169 Fixed Income ETF STOT SPDR DoubleLine Short Duration Total 0.14 0.29 0.23 28,644 1,405,927 33,130 1,041 1,473 51,166 72,100 293 0.17 465 Return Tactical ETF SRLN SPDR Blackstone / GSO Senior Loan ETF 0.04 0.08 0.05 661,006 27,563,001 1,039,921 1,079 1,029 45,397 43,058 306 0.65 2,327,243 ULST SPDR SSGA Ultra Short Term Bond ETF 0.04 0.10 0.06 57,625 2,294,983 101,221 2,963 12,998 117,913 522,025 485 0.16 2,626 Source: NYSE, Nasdaq and BATS as of 05/31/2020. Past performance is not a guarantee of future results. Prior to 10/16/2017, the SPDR Portfolio Total Stock Market ETF (SPTM) was known as the SPDR Russell 3000® ETF (THRK), the SPDR Portfolio Large Cap ETF (SPLG) was known as the SPDR Russell 1000® ETF (ONEK), the SPDR Portfolio Mid Cap ETF (SPMD) was known as the SPDR S&P 1000® ETF (SMD), the SPDR Portfolio Small Cap ETF (SPSM) was known as the SPDR Russell 2000® ETF (TWOK), the SPDR Portfolio S&P 500 Growth ETF (SPYG) was known as the SPDR S&P 500 Growth ETF (SPYG), the SPDR Portfolio S&P 500 Value ETF (SPYV) was known as the SPDR S&P 500 Value ETF (SPYV), the SPDR Portfolio S&P 500 High Dividend ETF (SPYD) was known as the SPDR S&P 500 High Dividend ETF (SPYD), the SPDR Portfolio Developed World ex-US ETF (SPDW) was known as the SPDR S&P World ex-US ETF (GWL), the SPDR Portfolio Emerging Markets ETF (SPEM) was known as the SPDR S&P Emerging Markets ETF (GMM), the SPDR Portfolio Aggregate Bond ETF (SPAB) was known as the SPDR Bloomberg Barclays Aggregate Bond ETF (BNDS), the SPDR Portfolio Short Term Corporate Bond ETF (SPSB) was known as the SPDR Bloomberg Barclays Short Term Corporate Bond ETF (SCPB), the SPDR Portfolio Intermediate Term Corporate Bond ETF (SPIB) was known as the SPDR Bloomberg Barclays Intermediate Term Corporate Bond ETF (ITR), the SPDR Portfolio Long Term Corporate Bond ETF (SPLB) was known as the SPDR Bloomberg Barclays Long Term Corporate Bond ETF (LWC), the SPDR Portfolio Short Term Treasury ETF (SPTS) was known as the SPDR Bloomberg Barclays Short Term Treasury ETF (SST), and the SPDR Portfolio Long Term Treasury ETF (SPTL) was known as the SPDR Bloomberg Barclays Long Term Treasury ETF (TLO). Prior to 09/23/2019, the SPDR Portfolio MSCI Global Stock Market ETF (SPGM) was known as the SPDR MSCI ACWI IMI ETF (ACIM), the SPDR Portfolio Europe ETF (SPEU) was known as the SPDR STOXX® Europe 50 ETF (FEU), the SPDR Portfolio Corporate Bond ETF (SPBO) was known at the SPDR Bloomberg Barclays Corporate Bond ETF (CBND), the SPDR Portfolio High Yield Bond ETF (SPHY) was known as the SPDR ICE BofAML Broad High Yield Bond ETF (CJNK), the SPDR Portfolio Intermediate Term Treasury ETF (SPTI) was known as the SPDR Bloomberg Barclays Intermediate Term Treasury ETF (ITE), the SPDR Portfolio TIPS ETF (SPIP) was known as the SPDR Bloomberg Barclays TIPS ETF (IPE), and the SPDR Portfolio Mortgage Backed Bond ETF (SPMB) was known as the SPDR Bloomberg Barclays Mortgage Backed Bond ETF (MBG).

ssga.com/etfs Investment professional use only State Street Global Advisors One Iron Street, Boston MA 02210 T: +1 866 787 2257 Important Risk Information Investing involves risk, and you could lose money on an investment in each of SPDR® Gold Shares Trust (“GLD®”) and SPDR® Gold MiniSharesSM Trust (“GLDMSM”), a series of the World Gold Trust (together, the “Funds”). ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs’ net asset value. Brokerage commissions and ETF expenses will reduce returns. Commodities and commodity-index linked securities may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, or political and regulatory developments, as well as trading activity of speculators and arbitrageurs in the underlying commodities. Frequent trading of ETFs could significantly increase commissions and other costs such that they may offset any savings from low fees or costs. Diversification does not ensure a profit or guarantee against loss. Investing in commodities entails significant risk and is not appropriate for all investors. Important Information Relating to SPDR® Gold Trust (“GLD®”) and SPDR Gold MiniSharesSM Trust (“GLDMSM”): The SPDR Gold Trust (“GLD”) and the World Gold Trust have each filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for GLD and GLDM, respectively. Before you invest, you should read the prospectus in the registration statement and other documents each Fund has filed with the SEC for more complete information about each Fund and these offerings. Please see each Fund’s prospectus for a detailed discussion of the risks of investing in each Fund’s shares. The GLD prospectus is available by clicking here, and the GLDM prospectus is available by clicking here. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting spdrgoldshares.com. Alternatively, the Funds or any authorized participant will arrange to send you the prospectus if you request it by calling 866.320.4053. None of the Funds is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As a result, shareholders of each Fund do not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. GLD and GLDM are not subject to regulation under the Commodity Exchange Act of 1936 (the “CEA”). As a result, shareholders of each of GLD and GLDM do not have the protections afforded by the CEA. Shares of each Fund trade like stocks, are subject to investment risk and will fluctuate in market value. The values of GLD shares and GLDM shares relate directly to the value of the gold held by each Fund (less its expenses), respectively. Fluctuations in the price of gold could materially and adversely affect an investment in the shares. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by them. None of the Funds generate any income, and as each Fund regularly sells gold to pay for its ongoing expenses, the amount of gold represented by each Fund share will decline over time to that extent. The World Gold Council name and logo are a registered trademark and used with the permission of the World Gold Council pursuant to a license agreement. The World Gold Council is not responsible for the content of, and is not liable for the use of or reliance on, this material. World Gold Council is an aï¬ƒliate of the Sponsor of each of GLD and GLDM. 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For more information, please contact the Marketing Agent for GLD and GLDM: State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, MA, 02210; T: +1 866 320 4053 spdrgoldshares.com. Investing involves risk including the risk of loss of principal. The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. 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SPDR® GOLD TRUST has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any Authorized Participant will arrange to send you the prospectus if you request it by calling toll free at 1-866-320-4053 or contacting State Street Global Advisors Funds Distributors, LLC, One Lincoln Street, Attn: SPDR® Gold Shares, 30th Floor, Boston, MA 02111.